UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 12, 2016
(Date of earliest event reported)

Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10

(Central Index Key Number 0001673542)

(Exact name of issuing entity)

UBS Real Estate Securities Inc.

(Central Index Key Number 0001541886)

Barclays Bank PLC

(Central Index Key Number 0000312070)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of June 7, 2016 (the “Original Form 8-K”), with respect to the Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10. The purpose of this amendment is to make a clerical revision to the agreement previously filed as Exhibit 4.9 to the Original Form 8-K. The only revision being made to Exhibit 4.9 is to correct a clerical error in Exhibit A attached thereto with respect to the Promissory Note A-2 Principal Balance. The agreement previously filed as Exhibit 4.9 is hereby restated in its entirety by the version attached hereto, which is substantially the same as Exhibit 4.9 to the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.9	Agreement Between Note Holders, dated as of May 9, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Agreement Between Note Holders, dated as of May 9, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.	(E)